Exhibit 10.73
INTERCREDITOR AGREEMENT
     THIS INTERCREDITOR AGREEMENT (this “Agreement”) is made as of December 31, 2008 by and among (i) the holders of the Existing Lenders Debt (as defined herein) set forth on Schedule A attached hereto (collectively, the “Existing Lenders”), (ii) Ullico Inc., a Maryland corporation (“Ullico”), and (iii) Patriot Risk Management, Inc. (“PRM”), PRS Group, Inc., Guarantee Insurance Group, Inc. (“GIGI”), Patriot Risk Services, Inc., Patriot Risk Management of Florida, Inc., and SunCoast Capital, Inc., each a Delaware corporation (each, a “Borrower” and collectively, the “Borrowers”).
Background
     WHEREAS, the Borrowers and Aleritas Capital Corporation (f/k/a Brooke Credit Corporation) (“Aleritas”) entered into a certain Commercial Loan Agreement, dated as of March 30, 2006 (as amended, the “Existing Loan Agreement”), pursuant to which Aleritas made the following loans to or for the benefit of the Borrowers (collectively, the “Existing Senior Loans”): (i) a term loan in the original principal amount of $8,652,000 made on March 30, 2006 and evidenced by a promissory note of the Borrowers dated the date thereof; and (ii) a term loan in the original principal amount of $5,768,000 made on September 27, 2007 and evidenced by a promissory note of the Borrowers dated the date thereof (the Existing Loan Agreement and all agreements, instruments and guarantees entered into by the parties in connection therewith and in connection with the Existing Senior Loans are referred to herein as the “Existing Loan Documents”, and the indebtedness of the Borrowers to the Existing Lenders evidenced by the Existing Loan Documents is referred to herein as the “Existing Lenders Debt”);
     WHEREAS, on or about November 21, 2008, Aleritas ceased operations and the Existing Lenders, then participants holding undivided participation interests in the Existing Lenders Debt and all collateral securing the Existing Lenders Debt, were assigned and assumed all rights, and acceded to all rights, remedies, benefits and security Aleritas held with respect to the Existing Lenders Debt and the Existing Loan Documents;
     WHEREAS, contemporaneously herewith, Ullico proposes to enter into a Commercial Loan Agreement with the Borrowers pursuant to which Ullico shall make a term loan to or for the benefit of the Borrowers in the principal amount of $5,450,000 secured by a lien on all of the Borrowers’ assets (the “New Loan”) (such Commercial Loan Agreement and all agreements, instruments and guarantees entered into by the parties in connection therewith and the New Loan are referred to herein as the “New Loan Documents”, the indebtedness of the Borrowers to Ullico evidenced by the New Loan Documents is referred to herein as the “New Senior Debt” and the Existing Loan Documents and the New Loan Documents are collectively referred to herein as the “Loan Documents”);
     WHEREAS, contemporaneously with the New Loan, management of the Borrowers will make an additional equity investment in the Borrower of at least $1,000,000 (the “Additional Equity Investment”);
     WHEREAS, to induce Ullico to make the New Loan to or for the benefit of the Borrowers, and as a condition precedent to the establishment of such credit arrangements, the

Existing Lenders have unconditionally agreed that repayment and collateral security for the New Loan and the Existing Lenders Debt will be on a pari passu basis and none of the Existing Lenders nor Ullico shall have any right to priority over the other in repayment of their respective indebtedness and collateral securing the same; and
     WHEREAS, the Exiting Lenders and Ullico wish to enter into this Agreement to establish (i) the Existing Lenders’ consent to the New Senior Debt and the Additional Equity Investment and (ii) the pari passu rights of the parties with respect to the Existing Lenders Debt and the New Senior Debt.
     NOW, THEREFORE, with the foregoing Background incorporated herein by this reference, and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. Consent and Waiver. The Existing Lenders hereby consent to, and waive any default that has or will occur solely as a result of, the Borrowers’ incurrence of the New Senior Debt, the Borrowers’ grant of security under the New Loan Documents and the Additional Equity Investment. The Existing Lenders and the Borrowers confirm that no default or event of default currently exists under the Existing Loan Documents and that the principal amount of the Existing Lenders Debt as of the date hereof is $12,422,375.05.
     2. Ranking; Parity. Regardless of the order in which the respective liens and security interests of the Existing Lenders and Ullico in or to the assets of the Borrowers (the “Collateral”) have been or are perfected, the Existing Lenders and Ullico each acknowledge and agree that any security interests or liens the Existing Lenders and U1lico now or hereafter have in and to the Collateral under the Existing Loan Documents or the New Loan Documents, as the case may be, or otherwise, are and shall rank pari passu to each other.
     3. Defaults; Remedies.
          3.1 Notice. The Existing Lenders and Ullico each agree to give to the other written notice of the declaration of a default or event of default under such party’s Loan Documents, which notice shall be given promptly after the declaration of such default or event of default. In addition, each party will promptly give the other party notice of any payment default regardless of whether or not a default is declared under the respective Loan Documents. This Agreement is intended, in part, to constitute a request for notice and a written notice of a claim by each party hereto to the other of an interest in such Collateral in accordance with the provisions of Sections 9504 and 9505 of the Uniform Commercial Code.
          3.2 Exercise of Remedies. The Existing Lenders and Ullico shall each have the exclusive, absolute and unconditional right to proceed against, refrain from proceeding against, liquidate or otherwise deal with any of the Collateral, at any time and from time to time, in any manner, and, subject to Section 3.3, to obtain payment on its indebtedness from the Borrowers; provided, however, that if the Existing Lenders and Ullico desire to take any action with respect to the Collateral, they agree to give the other at least ten (10) days’ prior written notice of the time and place of any public sale or the time after which any private sale or other intended disposition is to be made of the Collateral (which such disposition will be subject to the other party’s lien).
          3.3 Allocation of Payments and Proceeds. Any (i) repayments on the Existing Lenders Debt and the New Senior Debt, (ii) any payments under any guaranty securing the Existing Lenders Debt or the New Senior Debt and (iii) net proceeds of the Collateral received by the Existing Lenders or Ullico shall be allocated between such parties in accordance with their respective pro rata shares which, for the purposes of this Agreement, shall be a fraction (expressed as a percentage) the numerator of which is the amount of such lender’s principal indebtedness and the denominator of which is the sum of all indebtedness owing by Borrowers to the Existing Lenders and Ullico. Until such time as such sums are paid to the appropriate party, the party holding such sums agrees that it holds such sums in express trust for the other party, and shall pay such sums promptly upon receipt to such other party. In addition, the Existing Lenders and Ullico agree to provide the other party from time to time upon request with a detailed payment history of the Existing Senior Debt and the New Senior Debt, as the case may be, so that each party may confirm the other party’s compliance with the allocation provisions of this Section 3.3.
     4. Payments; Other Rights. Except as expressly set forth in this Agreement, the rights of the parties hereto under their respective Loan Documents shall remain unaltered and in full force and effect. The foregoing is intended to include, without limitation, the right to receive payments, the right to make advances and the right to make advances for the purposes of protecting the Collateral and such party’s liens thereon and security interests therein.
     5. Representations, Warranties, Etc. The Existing Lenders and Ullico each represent, warrant and covenant to the other that:
          5.1 It has delivered to the other true and correct copies of its Loan Documents (it being acknowledged by the Existing Lenders that true and correct copies of the Existing Loan Documents are attached to the Form S-1 Registration Statement (Registration No. 3350150864) filed by PRM on October 2, 2008 and the amendments thereto);
          5.2 It has not subordinated, assigned or transferred, and agrees that it will not subordinate, assign or transfer at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to the Existing Lenders Debt or the New Senior Debt, as the case may be, or its Loan Documents, and any subordination, assignment or transfer in violation of this subparagraph shall be null and void; provided, however, the Existing Lenders and Ullico may transfer their respective Existing Lenders Debt or New Senior Debt, as the case may be, and Loan Documents provided that (i) the transferring or assigning party gives the other party prior written notice of such transfer or assignment and (ii) prior to the effective date of such transfer or assignment, the transferee or assignee agrees in writing to be bound by the terms of this Agreement; and
          5.3 It has received all consents and approvals required, if any, in order for it to execute, deliver and perform its obligations pursuant to the terms of this Agreement.

     6. Amendments to Documents. The Existing Lenders and Ullico each may, at any time or times, in their discretion and with the consent of the other (which consent may not be unreasonably withheld, contained or delayed), (i) renew or extend the time of payment of the Existing Lenders Debt or New Senior Debt, as the case may be, (ii) waive or release any Collateral or guaranties which may be held therefor or (c) modify or amend their Loan Documents without impairing or affecting this Agreement or any of their rights hereunder.
     7. Representations Concerning Borrowers; Liability. The Existing Lender and Ullico each further agree that they shall have no responsibility to each other or to any other person, firm or entity for (i) the Borrowers’ solvency, financial condition or ability to repay their indebtedness to any party, (ii) any oral or written statements of the Borrowers or (iii) the validity, sufficiency or enforceability of the Existing Lenders Debt or New Senior Debt, as the case may be, any of the Loan Documents or the security interests and liens granted by the Borrowers to either the Existing Lenders or Ullico.
     8. Pledged Securities. The Existing Lenders hereby acknowledge that all securities pledged by the Borrowers as security for the Existing Lenders Debt (collectively, the “Pledged Securities”) are also pledged as security for the New Senior Debt and that Quivira Capital, LLC is holding such Pledged Securities as agent for the Existing Lenders and Ullico.
     9. Right to Purchase the Existing Lenders Debt and the New Debt. Notwithstanding anything to the contrary set forth in this Agreement or in any of the Loan Documents, each of the Existing Lenders and Ullico shall have the right and option (but not the duty or obligation) at any time after the occurrence and during the continuance of an “event of default” (however defined under the terms of the Loan Documents) upon ten (10) business days’ written notice to the other party to purchase the Existing Lenders Debt or New Senior Debt, as the case may be, and the respective Loan Documents for a purchase price equal to the sum of (i) the total principal amount of Existing Lenders Debt or the New Senior Debt, as the case may be, as of the date of such proposed purchase by the Existing Lenders or Ullico, as the case may be, plus (ii) the total of all accrued and unpaid interest on such total outstanding principal amount through the date of such proposed purchase, plus (iii) the amount of reasonable fees and expenses, if any, due and owing to the selling party from the Borrowers under the terms of the Loan Documents. Any such purchase price paid by the Existing Lenders or Ullico, as the case may be, shall be made in immediately available funds pursuant to an electronic funds or wire transfer to an account designated by the selling party. Any such sale of such indebtedness and the corresponding Loan Documents shall be made on a non-recourse basis (subject only to representations and warranties by the selling party that it has not otherwise sold, transferred, granted a lien or security interest on or otherwise encumbered such indebtedness and/or any of the corresponding Loan Documents and that the amount stated by the selling party to be owing as principal, accrued and unpaid interest under such indebtedness and any fees due and payable in order to determine the purchase price under this Section 9 is actually due and owing to the selling party from the Borrowers pursuant to the corresponding Loan Documents).
     10. Borrowers’ Acknowledgement. The Borrowers agree that (i) nothing contained in this Agreement shall be deemed to amend, modify, supersede or otherwise alter the terms of the respective Loan Documents between the Borrowers and each of the Existing Lenders and Ullico and (ii) this Agreement is solely for the benefit of the Existing Lenders and Ullico and shall not give the Borrowers, their successors or assigns, or any other person, any rights with respect to any Existing Lenders or Ullico. The Borrowers will pay the Existing Lenders’ reasonable fees and expenses, including reasonable attorneys’ fees, incurred in connection with this Agreement.
     11. Restriction on Premiums. Until such time as Guarantee Insurance Company, a Florida corporation and wholly owned subsidiary of GIGI (“GIC”), obtains additional capital of at least $7,000,000, the Borrowers shall not permit GIC to secure insurance premiums in excess of $130,000,000 on an annualized basis.
     12. Additional Equity. The Borrowers hereby acknowledge and agree that in the event that they fail to obtain additional cash equity investments in the Borrowers of at least $10,000,000 (exclusive of the Additional Equity Investment) on or before November 1, 2009, the Borrowers shall pay the Existing Lenders on November 16, 2009 a fee in an amount equal to one percent (1%) of the outstanding principal balance of the Existing Lenders Debt as of November 1, 2009.
     13. Miscellaneous.
          13.1 This Agreement shall be governed by the laws of the State of Delaware without regard to principles of conflicts of laws. This Agreement contains the entire agreement between the parties hereto and may only be modified by a writing signed by (i) Ullico and (ii) the holders of a majority of the outstanding principal indebtedness of the Existing Lenders Debt.
          13.2 No party’s failure to exercise any right hereunder shall be construed as a waiver of its right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be cumulative and not exclusive.
          13.3 Any notices or consents required or permitted by this Agreement shall be in writing and shall be delivered (i) in person, (ii) by commercial courier against receipt or (iii) by certified mail, postage prepaid, return receipt requested, as follows, unless such address is changed by written notice hereunder:
If to Ullico:
Ullico Inc.
Attn: General Counsel
1625 Eye Street, N.W.
Washington, D.C. 20006

If to the Existing Lenders:
c/o Quivira Capital, LLC
Attn: Kelly Drouillard, CPA, CPCU
14033 53rd Terrace
Shawnee, Kansas 66216
Quivira Capital, LLC shall be deemed to be acting as the agent of the Existing Lenders for all purposes under this Agreement and any notice delivered to Quivira Capital, LLC shall be deemed to be notice to all of the Existing Lenders.
          13.4 This Agreement shall be binding upon and shall inure to the benefit of each party hereto and their respective successors and permitted assigns.
          13.5 All of the understandings, agreements, representations and warranties contained herein are solely for the benefit of the Existing Lenders and Ullico, and there are no other parties, including, without limitation, the Borrowers, who are intended to be benefitted by this Agreement.
          13.6 This Agreement may be executed in counterparts and by facsimile.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have duly executed and exchanged this Intercreditor Agreement as of the date first written above.

ULLICO INC.
By:	/s/ James M. Paul
	Name:	James M. Paul
	Title:	Senior V.P., Chief Operating Officer

PEABODY STATE BANK
By:
Name:
Title:

SECURITY BANK AND TRUST CO.
By:
Name:
Title:

COTTONWOOD VALLEY BANK
By:
Name:
Title:

CARSON BANK (MULVANE STATE BANK)
By:
Name:
Title:

Signature Pages to Intercreditor Agreement

     IN WITNESS WHEREOF, the parties hereto have duly executed and exchanged this Intercreditor Agreement as of the date first written above.

ULLICO INC.
By:
Name:
Title:

PEABODY STATE BANK
By:	/s/ Charles Good
	Name:	Charles Good
	Title:	EVP

SECURITY BANK AND TRUST CO.
By:
Name:
Title:

COTTONWOOD VALLEY BANK
By:
Name:
Title:

CARSON BANK (MULVANE STATE BANK)
By:
Name:
Title:

Signature Pages to Intercreditor Agreement

     IN WITNESS WHEREOF, the parties hereto have duly executed and exchanged this Intercreditor Agreement as of the date first written above.

ULLICO INC.
By:
Name:
Title:

PEABODY STATE BANK
By:
Name:
Title:

SECURITY BANK AND TRUST CO.
By:	/s/ Robert C Tyson
	Name:	Robert C Tyson
	Title:	President

COTTONWOOD VALLEY BANK
By:
Name:
Title:

CARSON BANK (MULVANE STATE BANK)
By:
Name:
Title:

Signature Pages to Intercreditor Agreement

     IN WITNESS WHEREOF, the parties hereto have duly executed and exchanged this Intercreditor Agreement as of the date first written above.

ULLICO INC.
By:
Name:
Title:

PEABODY STATE BANK
By:
Name:
Title:

SECURTIY BANK AND TRUST CO.
By:
Name:
Title:

COTTONWOOD VALLEY BANK
By:	/s/ Illegible
	Name:	Illegible
	Title:	Illegible

CARSON BANK (MULVANE STATE BANK)
By:
Name:
Title:

Signature Pages to Intercreditor Agreement

ENTERPRISE BANK (GREAT AMERICAN BANK)
By:
Name:
Title:

KENDALL STATE BANK
By:
Name:
Title:

THUNDER BANK
By:
Name:
Title:

MILLEDGEVILLE STATE BANK
By:
Name:
Title:

FIRST BANK OF KANSAS CITY
By:
Name:
Title:

Signature Pages to Intercreditor Agreement (Continued)

     IN WITNESS WHEREOF, the parties hereto have duly executed and exchanged this Intercreditor Agreement as of the date first written above.

ULLICO INC.
By:
Name:
Title:

PEABODY STATE BANK
By:
Name:
Title:

SECURITY BANK AND TRUST CO.
By:
Name:
Title:

COTTONWOOD VALLEY BANK
By:
Name:
Title:

CARSON BANK (MULVANE STATE BANK)
By:	/s/ Dan Madsen
	Name:	Dan Madsen
	Title:	Vice President

Signature Pages to Intercreditor Agreement

THE SIGNATURE OF ENTERPRISE BANK (GREAT AMERICAN BANK) WILL BE
PROVIDED AT A LATER TIME BY SEPARATE COVER LETTER.

ENTERPRISE BANK (GREAT AMERICAN BANK)
By:
Name:
Title:

KENDALL STATE BANK
By:	/s/ Jayne L. Coleman
	Name:	Jayne L. Coleman
	Title:	President/CEO

THUNDER BANK
By:
Name:
Title:

MILLEDGEVILLE STATE BANK
By:
Name:
Title:

FIRST BANK OF KANSAS CITY
By:
Name:
Title:

Signature Pages to Intercreditor Agreement (Continued)

ENTERPRISE BANK (GREAT AMERICAN BANK)
By:
Name:
Title:

KENDALL STATE BANK
By:
Name:
Title:

THUNDER BANK
By:	/s/ Mark Obermueller
	Name:	Mark Obermueller
	Title:	President

MILLEDGEVILLE STATE BANK
By:
Name:
Title:

FIRST BANK OF KANSAS CITY
By:
Name:
Title:

Signature Pages to Intercreditor Agreement (Continued)

ENTERPRISE BANK (GREAT AMERICAN BANK)
By:
Name:
Title:

KENDALL STATE BANK
By:
Name:
Title:

THUNDER BANK
By:
Name:
Title:

MILLEDGEVILLE STATE BANK
By:	/s/ Dan Nederhoff
	Name:	Dan Nederhoff
	Title:	Senior Vice President

FIRST BANK OF KANSAS CITY
By:
Name:
Title:

Signature Pages to Intercreditor Agreement (Continued)

ENTERPRISE BANK (GREAT AMERICAN BANK)
By:
Name:
Title:

KENDALL STATE BANK
By:
Name:
Title:

THUNDER BANK
By:
Name:
Title:

MILLEDGEVILLE STATE BANK
By:
Name:
Title:

FIRST BANK OF KANSAS CITY
By:	/s/ Kerry Welch
	Name:	Kerry Welch
	Title:	Pres/CEO

Signature Pages to Intercreditor Agreement (Continued)

SECURITY STATE BANK
By:	/s/ James Arnold
	Name:	James Arnold
	Title:	President & CEO

FDIC RECEIVER FOR AMERIBANK
By:
Name:
Title:

FIRST STATE BANK OF GOFF
By:
Name:
Title:

TOWN AND COUNTRY BANK
By:
Name:
Title:

MIDWEST COMMUNITY BANK
By:
Name:
Title:

COLUMBUS BANK AND TRUST CO.
By:
Name:
Title:

Signature Pages to Intercreditor Agreement (Continued)

THE SIGNATURE OF FDIC RECEIVER FOR AMERIBANK WILL BE PROVIDED AT A
LATER TIME BY SEPARATE COVER LETTER.

SECURITY STATE BANK
By:
Name:
Title:

FDIC RECEIVER FOR AMERIBANK
By:
Name:
Title:

FIRST STATE BANK OF GOFF
By:	/s/ Illegible
Name:
Title:

TOWN AND COUNTRY BANK
By:
Name:
Title:

MIDWEST COMMUNITY BANK
By:
Name:
Title:

COLUMBUS BANK AND TRUST CO.
By:
Name:
Title:

Signature Pages to Intercreditor Agreement (Continued)

SECURITY STATE BANK
By:
Name:
Title:

FDIC RECEIVER FOR AMERIBANK
By:
Name:
Title:

FIRST STATE BANK OF GOFF
By:
Name:
Title:

TOWN AND COUNTRY BANK
By:
Name:
Title:

MIDWEST COMMUNITY BANK
By:	/s/ Illegible
	Name:	Illegible
	Title:	Illegible

COLUMBUS BANK AND TRUST CO.
By:
Name:
Title:

Signature Pages to Intercreditor Agreement (Continued)

SECURITY STATE BANK
By:
Name:
Title:

FDIC RECEIVER FOR AMERIBANK
By:
Name:
Title:

FIRST STATE BANK OF GOFF
By:
Name:
Title:

TOWN AND COUNTRY BANK
By:	/s/ Illegible
	Name:	Illegible
	Title:	Illegible

MIDWEST COMMUNITY BANK
By:
Name:
Title:

COLUMBUS BANK AND TRUST CO.
By:
Name:
Title:

Signature Pages to Intercreditor Agreement (Continued)

SECURITY STATE BANK
By:
Name:
Title:

FDIC RECEIVER FOR AMERIBANK
By:
Name:
Title:

FIRST STATE BANK OF GOFF
By:
Name:
Title:

TOWN AND COUNTRY BANK
By:
Name:
Title:

MIDWEST COMMUNITY BANK
By:
Name:
Title:

COLUMBUS BANK AND TRUST CO.
By:	/s/ Jeffrey C. Johnson
	Name:	Jeffrey C. Johnson
	Title:	EVP

Signature Pages to Intercreditor Agreement (Continued)

FIRST NATIONAL BANK & TRUST — SYRA
By:	/s/ Alan Britton
	Name:	Alan Britton
	Title:	Senior Vice President

FIRST NATIONAL BANK OF SEDAN
By:
Name:
Title:

FIRST NAT’L BANK SMITH CENTER
By:
Name:
Title:

1ST STATE BANK — HEALY
By:
Name:
Title:

1ST STATE BANK OF BURLINGAME
By:
Name:
Title:

HERITAGE BANK
By:
Name:
Title:

Signature Pages to Intercreditor Agreement (Continued)

FIRST NATIONAL BANK & TRUST — SYRA
By:
Name:
Title:

FIRST NATIONAL BANK OF SEDAN
By:	/s/ Timothy A. Hills
	Name:	Timothy A. Hills
	Title:	President

FIRST NAT’L BANK SMITH CENTER
By:
Name:
Title:

1ST STATE BANK — HEALY
By:
Name:
Title:

1ST STATE BANK OF BURLINGAME
By:
Name:
Title:

HERITAGE BANK
By:
Name:
Title:

Signature Pages to Intercreditor Agreement (Continued)

FIRST NATIONAL BANK & TRUST — SYRA
By:
Name:
Title:

FIRST NATIONAL BANK OF SEDAN
By:
Name:
Title:

FIRST NAT’L BANK SMITH CENTER
By:	/s/ John E. Ballhorst
	Name:	John E. Ballhorst
	Title:	S.V.P.

1ST STATE BANK — HEALY
By:
Name:
Title:

1ST STATE BANK OF BURLINGAME
By:
Name:
Title:

HERITAGE BANK
By:
Name:
Title:

Signature Pages to Intercreditor Agreement (Continued)

FIRST NATIONAL BANK & TRUST — SYRA
By:
Name:
Title:

FIRST NATIONAL BANK OF SEDAN
By:
Name:
Title:

FIRST NAT’L BANK SMITH CENTER
By:
Name:
Title:

1ST STATE BANK — HEALY
By:	/s/ Allen F. Leiker
	Name:	Allen F. Leiker
	Title:	Pres. & CEO

1ST STATE BANK OF BURLINGAME
By:
Name:
Title:

HERITAGE BANK
By:
Name:
Title:

Signature Pages to Intercreditor Agreement (Continued)

FIRST NATIONAL BANK & TRUST — SYRA
By:
Name:
Title:

FIRST NATIONAL BANK OF SEDAN
By:
Name:
Title:

FIRST NAT’L BANK SMITH CENTER
By:
Name:
Title:

1ST STATE BANK — HEALY
By:
Name:
Title:

1ST STATE BANK OF BURLINGAME
By:	/s/ John H. Fowler
	Name:	John H. Fowler
	Title:	Pres.

HERITAGE BANK
By:
Name:
Title:

Signature Pages to Intercreditor Agreement (Continued)

FIRST NATIONAL BANK & TRUST — SYRA
By:
Name:
Title:

FIRST NATIONAL BANK OF SEDAN
By:
Name:
Title:

FIRST NAT’L BANK SMITH CENTER
By:
Name:
Title:

1ST STATE BANK — HEALY
By:
Name:
Title:

1ST STATE BANK OF BURLINGAME
By:
Name:
Title:

HERITAGE BANK
By:	/s/ Illegible
	Name:	Illegible
	Title:	Pres/CEO

Signature Pages to Intercreditor Agreement (Continued)

IOWA STATE BANK
By:	/s/ Illegible
	Name:	Illegible
	Title:	Senior Vice President

PATRIOT RISK MANAGEMENT, INC.
By:
	Name:	Steven M. Mariano
	Title:	President and Chief Executive Officer

PRS GROUP, INC.
By:
	Name:	Steven M. Mariano
	Title:	Chairman

GUARANTEE INSURANCE GROUP, INC.
By:
	Name:	Steven M. Mariano
	Title:	President and Chief Executive Officer

PATRIOT RISK SERVICES, INC.
By:
	Name:	Steven M. Mariano
	Title:	Chairman

PATRIOT RISK MANAGEMENT OF FLORIDA, INC.
By:
	Name:	Steven M. Mariano
	Title:	Chairman

Signature Pages to Intercreditor Agreement (Continued)

IOWA STATE BANK
By:
Name:
Title:

PATRIOT RISK MANAGEMENT, INC.
By:	/s/ Steven M. Mariano
	Name:	Steven M. Mariano
	Title:	President and Chief Executive Officer

PRS GROUP, INC.
By:	/s/ Eric S. Dawson
	Name:	Eric S. Dawson
	Title:	Secretary

GUARANTEE INSURANCE GROUP, INC.
By:	/s/ Steven M. Mariano
	Name:	Steven M. Mariano
	Title:	President and Chief Executive Officer

PATRIOT RISK SERVICES, INC.
By:	/s/ Eric S. Dawson
	Name:	Eric S. Dawson
	Title:	Secretary

PATRIOT RISK MANAGEMENT OF FLORIDA, INC.
By:	/s/ Steven M. Mariano
	Name:	Steven M. Mariano
	Title:	Chairman

Signature Pages to Intercreditor Agreement (Continued)

SUNCOAST CAPITAL, INC.
By:	/s/ Steven M. Mariano
	Name:	Steven M. Mariano
	Title:	President and Chief Executive Officer

Signature Pages to Intercreditor Agreement (Continued)

Schedule A
Existing Lenders
Peabody State Bank
Security Bank and Trust Co.
Cottonwood Valley Bank
Carson Bank (Mulvane State Bank)
Enterprise Bank (Great American Bank)
Kendall State Bank
Thunder Bank
Milledgeville State Bank
First Bank of Kansas City
Security State Bank
FDIC Receiver for Ameribank
First State Bank of Goff
Town and Country Bank
Midwest Community Bank
Columbus Bank and Trust Co.
First National Bank & Trust — SYRA
First National Bank of Sedan
First Nat’l Bank Smith Center
1st State Bank — Healy
1st State Bank of Burlingame
Heritage Bank
Iowa State Bank